UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            Pursuant to Section 13 or 15 (d) of the
	               Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                      November 9, 2004 (November 9, 2004)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed, since last report)


Registrant's telephone number, including area code:  615/889-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                             TABLE OF CONTENTS
                             -----------------

SIGNATURES
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EXHIBIT INDEX
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EX-99.1  PRESS RELEASE 11/09/04.
--------------------------------




TABLE OF CONTENTS
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Item 7.01  Regulation FD Disclosure.

The following exhibit is filed pursuant to Item 7.01:

     99.1  Press Release, November 9, 2004.


Item 8.01  Financial Statements

     On November 9, 2004, Thomas Nelson, Inc. issued a press release announcing its financial results fosr the quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.







	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                   By: /s/ Joe L. Powers
                                       -----------------------------
                                   Name:   Joe L. Powers
                                   Title:  Executive Vice President,
                                           Secretary and Chief Financial Officer


Date:  November 9, 2004



                              EXHIBIT INDEX


Exhibit
Numbers
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  99.1   On November 9, 2004, Thomas Nelson, Inc. issued a press release announcing its financial results fosr the quarter ended September 30, 2004. A copy of thepress release is furnished herewith as
         Exhibit 99.1.